SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                              Current Report

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): August 14, 1996


                   EVEREST & JENNINGS INTERNATIONAL LTD.
          (Exact name of Registrant as specified in its charter)


                      Commission File Number: 0-3585


             Delaware                           95-2536185
   (State or other jurisdiction               (IRS Employer
of incorporation or organization)          Identification No.)


          4203 Earth City Expressway, Earth City, Missouri  63045
                 (Address of principal executive offices)

                              (314) 512-7000
           (Registrant's telephone number, including area code)























                      Exhibit Index located on Page 3

Item 5. Other Events.

     On August 14, 1996 the Company announced it has agreed to modified terms of its previously announced agreement in principle with Graham-Field Health Products, Inc. for Graham-Field to acquire the Company in a merger transaction. Reference is made to the Company's press release, filed herewith as Exhibit 20.


Item 7.  Financial Statements and Exhibits

    (c) Exhibits.

         Exhibit No.                   Description
         -----------                   -----------
              20           Press release dated August 14, 1996.





                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           EVEREST & JENNINGS INTERNATIONAL LTD.
                                      (Registrant)

Date:  August 15, 1996     By: /s/ Timothy W. Evans
                               Senior Vice President and
                                  Chief Financial Officer





                               EXHIBIT INDEX

                      Form 8-K dated August 14, 1996



    Exhibit                                    Sequential Page
     Number             Description            Number/Reference
     ------             -----------            ----------------

       20           Press release dated               4
                      August 14, 1996.